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                                                                    Exhibit 99.j




                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Domini Social Investment Trust
formerly Domini Social Equity Fund:

We consent to the use of our report, dated September 16, 1999, incorporated herein by reference and to the references to our firm under the captions "Financial Highlights" in the prospectus and "INDEPENDENT AUDITORS" and "FINANCIAL STATEMENTS" in the statement of additional information included herein.


                                                       KPMG LLP


Boston, Massachusetts
April 25, 2000